                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 18, 2005
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                            MILESTONE SCIENTIFIC INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      001-14053                13-3545623
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(STATE OR OTHER JURISDICTION           (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)

220 SOUTH ORANGE AVENUE, LIVINGSTON CORPORATE PARK, LIVINGSTON, NEW JERSEY 07034
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 535-2717
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02: UNREGISTERED SALES OF EQUITY SECURITIES.

     On May 18, 2005, Milestone issued to Ionic White, Inc., its marketing partner for a consumer tooth whitening product, 3-year options to purchase
100,000 shares of Milestone common stock at $4.89 per share. The options are not exercisable unless the marketing partner purchases at least 2,000,000 starter kits for the registrant's consumer tooth whitening system during the twelve month period beginning July 1, 2005. If 2,000,000 starter kits are purchased during that period, options to purchase 10,000 shares become exercisable. If
2,500,000 starter kits are purchased during that period, options to purchase an aggregate of 50,000 shares become exercisable. If 3,000,000 starter kits are purchased during that period, options to purchase all 100,000 shares become exercisable. The issuance of these options, together with prior unreported issuances, brings the aggregate total unregistered sales of the registrant's equity securities, as detailed below, to 5.49% of its outstanding common stock at May 13, 2005 as reported in the registrant's quarterly report on Form 10-QSB for the first quarter of 2005.

     Under a previous agreement, Ionic White, Inc., agreed to purchase 500,000 shares of Milestone common stock in quarterly installments of 125,000 shares within 10 days after the end of each of the four fiscal quarters commencing July
1, 2005. Milestone is not required to sell these shares unless Ionic White has purchased at least 625,000 starter kits in the first quarter, at least 1,250,000 starter kits in the first two quarters and at least 1,875,000 starter kits in the first three quarters. Further, at Milestone's option, all shares previously purchased must be returned to Milestone and all monies paid to Milestone returned to Ionic White if it has not purchased an aggregate of at least
3,000,000 starter kits for the twelve-month period ending June 30, 2006.

ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF PRINCIPAL OFFICERS.

     On May 19, 2005, Kevin Lusardi resigned his position as Chief Financial
Officer of the Company to pursue other career opportunities. He will be working as a consultant to the Company in the interim. Milestone also announced the appointment of Rosaline Shau, MBA, CPA, as acting Chief Financial Officer and acting Chief Accounting Officer. Ms. Shau, 44, who joined Milestone as Assistant
Controller in October 2004, has over 15 years of diversified accounting experience in the fields of both public and private accounting.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MILESTONE SCIENTIFIC INC.

                                        By: /s/ Leonard Osser
                                            ------------------------------------
                                            Leonard Osser
                                            Chairman and Chief Executive Officer

Dated: May 20, 2005

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